Lease No. 025-3003833
                                                                 ============
                     First Security Leasing Company of Nevada

                                LEASE SCHEDULE TO
                       MASTER EQUIPMENT LEASE AGREEMENT

     This Lease Schedule to Master Equipment Lease Agreement (the "Lease Schedule") is entered into pursuant to the terms of the Master Equipment Lease Agreement (the "Agreement") between the signatories hereof dated November 3, 1999 and constitutes a separate lease (the "Lease") thereunder.
     All the terms and conditions of the Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth in this Lease Schedule at length and all capitalized terms not otherwise defined in this Lease Schedule shall have the meaning set out in the Agreement. By their execution and delivery of this Lease Schedule Lessor and Lessee hereby reaffirm on and as of the date hereof all the terms, conditions, agreements, representations and warranties contained in the Agreement. A copy of the signed Agreement attached to the Lease Schedule, which attachment shall adopt the copied signatures on the Agreement as of the date of the Lease Schedule, shall constitute an original lease. A copy of the Agreement and the Lease Schedule shall alone constitute the chattel paper for purposes of perfecting a security interest.

A. Description of Equipment
                                                  ID         New      Invoice
                                                  or         or      Purchase
 Quantity Vendor    Description                   Serial #   Used       Price
 ======== ======    ===========                   ========   ====    ========

                    TWO (2) SETS OF 23 FT 9 INCH
                    OVER ALL AREA HEIGHT ILLUMINATED
                    CHANNEL LETTERS
                    COPY "ATLANTIS" BUILT USING GRID
                    NEON WITH 6 INCH SPACE AND USING
   2      Mikohn    60 MA TRANSFORMERS                       New  $214,500.00
          Lighting  NEON WILL BE MOUNTED ON A MULT-
          & Sign    COLORED PAINTED METAL BACKGROUND
                    TO MATCH THE EXISTING BUILDING
                    LETTERS LOCATED ON THE LOWER
                    TOWER
                    THE LETTERS WILL HAVE GOLD
                    POLISHED RETURNS ANS SINGLE
                    WHITE NEON OUTLINE
                    (Tax in the amount of $14,500.00 paid directly to the
                      State of Nevada)

                                   TOTAL INVOICE PURCHASE PRICE:  $214,500.00

B. Term. 60 months.

C. Rental.
   1. Frequency: Monthly
   2. Advanced or Arrears: Advance
   3. Rental Payment Dates: July 3, 2000, and on the same day of each Month with the final payment on June 3, 2005.

                                                        Lease No. 025-3003833
                                                                 ============
                    First Security Leasing Company of Nevada

                                LEASE SCHEDULE TO
                       MASTER EQUIPMENT LEASE AGREEMENT

   4. Basic Rental in an amount equal to .0202716 of the total invoice purchase price of all Items is payable on each Rental Payment Date.
   5. Interim Rental in an amount equal to .000254 of the invoice purchase price for each Item for each day from and including the date of acceptance for such Item to but excluding the first Rental Payment Date will be payable on the first Rental Payment Date.

D. Residual Value. 0 of the invoice purchase price of each item.

E. Location. The Equipment shall be located at:
             Address: 3800 S. VIRGINIA STREET   RENO, NV 89502
             County:  WASHOE
   If required, the Equipment will be registered in NV.

F. Security Deposit. Concurrently with the execution hereof Lessee shall deposit with Lessor the sum of N/A as a security deposit which Lessor may use to satisfy any unpaid late charges, recording fees or other amounts due and unpaid. Any unused portion of the deposit will be returned to Lessee without interest upon expiration or earlier termination of the Lease and upon payment of all sums then due and owing to Lessor, or Lessee may, at its option, apply the unused balance of the security deposit toward the last Rental payment.

G. Insurance. The minimum amount of insurance to be provided by Lessee as required under the terms of the Agreement shall be as follows:
   1. Liability:
      $1,000,000.00 each individual
      $1,000,000.00 each accident
      $1,000,000.00 property damage liability
   2. Physical Damage and Loss: $200,000.00
   3. Additional riders, exclusions or special terms required by Lessor: N/A

H. Other Terms.

I. Execution of Financing Statements and Title Documents.
     Lessee agrees to execute and deliver to Lessor such financing statements and/or title documents as reasonably requested by Lessor to protect and identify Lessor's interest in the Equipment. Lessee appoints Lessor, or Lessor's agents or assigns, its true and lawful attorney-in-fact to prepare, to execute and to sign the name of Lessee with the same force and effect as if signed by Lessee, and to file the same at the locations reasonably determined by Lessor.

                                                        Lease No. 025-3003833
                                                                 ============
                    First Security Leasing Company of Nevada

                                LEASE SCHEDULE TO
                       MASTER EQUIPMENT LEASE AGREEMENT

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Schedule to be duly executed on behalf of each of them on November 3, 1999 and the signatories warrant their authority to bind principles.

CO-LESSEES: MONARCH CASINO & RESORT, INC.
and GOLDEN ROAD MOTOR INN, INC. dba
ATLANTIS CASINO & RESORT

LESSEE: MONARCH CASINO & RESORT, INC.     LESSOR: FIRST SECURITY
a(n) Nevada Corporation                   LEASING COMPANY OF NEVADA

BY:     /S/ John Farahi                     BY: /S/ Jerry J. Velarde
        ===============                         ===================
        John Farahi, CEO                        Jerry J. Velarde, AVP
TITLE: CEO                                  TITLE: AVP Authorized
       ================                            Representative
                                                   ================
Address: 3800 S. VIGINIA STREET             ADDRESS: c/o First Security
         Reno, NV 89502                              Leasing Company
                                                     381 East Broadway,
Federal ID or Social                                 2nd Floor
Security Number: 88-0300760                          Salt Lake City, UT 84111

GOLDEN ROAD MOTOR INN, INC.
dba ATLANTIS CASINO RESORT
a(n) Nevada Corporation

BY:   /S/ John Farahi
      ===============
      John Farahi, CEO
TITLE: CEO
      ================
Address: 3800 S. VIRGINIA STREET
         RENO, NV 89502

Federal ID or Social Security Number: 88-0117859

                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

     This MASTER EQUIPMENT LEASE AGREEMENT is between the First Security Leasing Company of Nevada ("Lessor") and the lessee or lessees specified below ("Lessee").

Section 1. Declaration of Intent to Lease; Delivery and Acceptance of
Equipment.
     A. Subject to the terms hereof, Lessor agrees to make payment for and to lease to Lessee the personal property described in Schedules, as defined below, (hereinafter referred to collectively as "Equipment" and individually as "Item" or "Item of Equipment"), and Lessee agrees to lease each such Item of Equipment from Lessor for the Rental specified in the Lease Schedules to Master Equipment Lease Agreement entered into pursuant to this Agreement and making specific reference hereto (the "Schedules"), subject to the terms and conditions set forth herein and in the Schedules.
     B. There may be one or more Schedules under this Agreement executed either simultaneously with or subsequent to the execution and delivery of this Agreement. Each Schedule making specific reference to the Agreement and incorporating the terms hereof shall constitute a separate lease which will be identified by a Lease Number identified in such Schedule. The term "Agreement" used herein shall refer to this Master Equipment Lease Agreement and the Schedules. The lease created by a particular Schedule and a copy of the Master Equipment Lease Agreement shall be referred to as "a Lease". The terms of this Master Equipment Lease Agreement may be changed, modified or supplemented in
Section 1 of any Schedule.

Section 2. Term; Rental and Late Charges.
     A. The term of each Lease with respect to any Item of Equipment (the "Term") shall commence on the date of acceptance indicated in the Schedules hereof relating thereto (the "Acceptance Date") and shall end, unless earlier terminated in accordance with the provisions of this Agreement, at the expiration of the Term specified in the Schedule.
     B. Lessee shall pay to Lessor Basic Rental and Interim Rental for each Item of Equipment in the amounts and on the dates specified in the Schedules (each a "Rental Payment Date").
     C. In the event any Rental or other amount payable hereunder shall not be paid within ten (10) days when due, Lessee shall pay to Lessor, as supplemental rental, an amount equal to five percent (5%) of such overdue Rental, plus interest on such overdue payment until paid, at the rate of eighteen percent (18%) per annum.
     D. All payments to Lessor provided for in this Lease shall be paid to Lessor at the address indicated herein or at such other place as Lessor shall specify in writing.
     E. All Leases created hereunder are net leases and Lessee shall not be entitled to any abatement of Rental, Residual Value or other charges payable hereunder by Lessee or withholding thereof from Lessor or any reduction thereof, including, but not limited to, abatements or reductions due to any present or future claims of Lessee against Lessor or any assigned under this Agreement or otherwise, or against the manufacturer or vendor of the Equipment, nor, except as otherwise expressly provided herein, shall this Agreement terminate, or the obligations of Lessee be affected, by reason of any defect in or damage to or loss or destruction of all or any of the Equipment from whatever cause, the interference with use by any private person, corporation or governmental authority, the invalidity,

                    First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

unenforceability or lack of due authorization of this Agreement or lack of right, power or authority of Lessor to enter into this Agreement, or for any other cause whether similar or dissimilar to the foregoing.

Section 3. Early Termination; Renewal; Purchase.
     A. Provided no Event of Default shall have occurred and be continuing hereunder, Lessee shall have the right during the Term, upon not less than sixty (60) days' prior written notice to Lessor, to terminate a Lease with respect to all, but not less than all, Items thereunder as of the next succeeding Rental Payment Date following such notice, subject to Lessor's receipt of the payments specified in the following sentence. On or before the termination of a Lease, Lessee shall pay to Owner: (1) all Rental due and to become due up to an including the next succeeding Rental Payment Date following such notice; and (2) the Termination Value of the Equipment being terminated as of such next succeeding Rental Payment Date. Upon payment of all such amounts the obligation of Lessee to pay Rental on each succeeding Rental Payment Date shall then terminate. The "Termination Value" of an Item shall mean, as of any Rental Payment Date, the present value of the sum of (i) all remaining installments of Rental (excluding the installment due on such Rental Payment
Date) and (ii) the Residual Value indicated in the Schedule relating thereto, computed by discounting such amounts at such rate and applying such penalties as shall then be consistent with Lessor's normal business practices.
     B. Provided no Event of Default shall have occurred and be continuing hereunder, Lessee shall have the right, upon not less than sixty (60) days' prior written notice to Lessor, to renew a Lease upon the expiration of the term thereof with respect to all, but not less than all, Items thereunder for such term as Lessor and Lessee agree and with Rental payments which will fully amortize the Residual Value at then current market rates.
     C. Upon the expiration of the Term of a Lease, unless renewed or terminated earlier in accordance herewith, Lessee shall pay to Lessor on the final day of the Term an amount in cash equal to the Residual Value of all, but not less than all, Items thereunder.
     D. If Lessee shall determine upon the expiration of the Term of a Lease or the termination thereof pursuant to this Section 3, to sell the Equipment thereunder to a third party rather than to retain such Equipment, Lessee shall notify Lessor in writing of such determination at lease sixty (60) days prior to such expiration or termination. Upon receipt of such notice, Lessor shall act as the exclusive agent of Lessee to sell such Equipment. Lessor shall use its best efforts to arrange a sale for cash of the Equipment at then current market values. Lessee agrees to reimburse Lessor for all expenses incurred by Lessor in connection with such sale including the costs of repair or preparation of the Equipment and to pay a reasonable fee for such services. Lessor shall be entitled to retain from the proceeds of any such sale or lease any amounts then still due and owing to Lessor. Any excess shall be paid to Lessee. Nothing in this paragraph shall be construed to relieve Lessee of its obligation to pay the applicable Termination Value and Residual Value on the date such payments are due under Sections 3(A) and 3(C) hereof.
     E. All sales pursuant to this Section 3 shall be made without any representation, recourse or warranty on the part of Lessor except that Lessor shall warrant that the Equipment is free and clear of all liens, charges and encumbrances arising as a result of claims against Lessor not related to its

                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

ownership of the Equipment. Lessor shall deliver to Lessee or other buyer any and all documents reasonably requested to transfer title to such Equipment on an as-is where-is basis.

Section 4. Conditions Precedent.
     The obligation of Lessor to lease an Item of Equipment and to make payment to the vendor therefor is subject to Lessee's supplying the following, if requested by Lessor, at Lessee's expense, in form and substance satisfactory to Lessor.
     A. Articles of Incorporation and By-laws of Lessee, and resolutions of the Board of Directors, each certified by the Secretary or an Assistant Secretary duly authorizing each Lease of Equipment hereunder and the execution, delivery and performance of this Agreement and each Schedule if Lessee is a corporation;
     B. Partnership Agreement, trust indenture, assumed name filings or such other documents as Lessor may demand if lessee is not a corporation;
     C. Evidence satisfactory to Lessor as to due compliance with the insurance provisions of Section 11 hereof and Section G of the Schedules;
     D. A favorable written opinion of counsel for Lessee satisfactory to Lessor as to each of the matters set forth in Section 5(B)(i)-(vi) hereof and as to such other matters as Lessor may reasonably request;
     E. A completed and signed Schedule including a description of such Item;
and
     F. Vendor's invoice of the Item.

Section 5. Representations and Warranties.
     A. Lessor's Representations and Warranties. Lessor warrants that during the Term of any Lease, if no Event of Default has occurred, Lessee's use of the Equipment shall not be interrupted by Lessor or anyone claiming solely through or under Lessor.
     The warranties set forth in the preceding paragraph are in lieu of all other warranties of Lessor, whether written, oral or implied, and Lessor shall not, by virtue of having executed this Agreement or any other document pursuant to this Agreement, or for any other reason, be deemed to have made any other warranties. LESSOR LEASES THE EQUIPMENT AS IS WITHOUT WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION (A) THE DESIGN, PERFORMANCE, SPECIFICATIONS OR CONDITION OF ANY ITEM OR ITEMS OF EQUIPMENT, (B) THE MERCHANTABILITY THEREOF,
(C) THE FITNESS FOR ANY PARTICULAR PURPOSE THEREOF, (D) THE LESSOR'S TITLE THERETO, (E) INTERFERENCE BY ANY PARTY OTHER THAN LESSOR WITH LESSEE'S RIGHT TO THE QUIET ENJOYMENT THEREOF, OR (F) THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT OR CONFORMITY THEREOF TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, IT BEING AGREED THAT ALL SUCH RISKS AS BETWEEN LESSOR AND LESSEE ARE TO BE BORNE BY LESSEE. LESSEE FURTHER UNDERSTANDS AND AGREES THAT NEITHER THE EQUIPMENT SUPPLIER NOR ANY SALESPERSON OR OTHER AGENT OR EMPLOYER OF SUCH SUPPLIER IS AN AGENT FOR OR HAS ANY AUTHORITY TO SPEAK FOR OR TO BIND LESSOR IN ANY WAY, LESSOR IS NOT AN AGENT OR REPRESENTATIVE OF SUCH SUPPLIER. Lessor hereby authorizes Lessee, at Lessee's expense, to assert for Lessor's account during the Term of a Lease, all of Lessor's rights under any manufacturer's vendor's or dealer's warranty on the Equipment to the extent permitted by law and agreement, and Lessor agrees to cooperate with Lessee n asserting such rights; provided, however, Lessee shall indemnify and hold harmless Lessor

                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection therewith, as a result of, or incident to, any action by Lessee pursuant to the above authorization. Lessor shall not be responsible for special or consequential damages relating to its obligations or performance under their Agreement.
     B. Lessee's Representations and Warranties. Lessee represents and warrants that:
        (i) Lessee, if a corporation, is duly organized and existing in good standing under the laws of the state of its incorporation, and is duly qualified to do business in those jurisdictions (including those where the Equipment will be located) where such qualification is necessary to carry on its present business operations;
        (ii) Lessee, if a partnership, trust or other entity, is duly organized, registered and validly existing under the laws of the jurisdiction of its organization or residence and is duly qualified to do business in those jurisdictions (including those where the Equipment will be located) where such qualification is necessary to carry on its present business operations;
        (iii) Lessee has full power, authority and legal right to execute, deliver and perform the terms of this Agreement. This Agreement has been duly authorized by all necessary corporate action on the part of Lessee and the execution, delivery and performance thereof do not require any stockholder approval, do not require the approval of or the giving of notice to any federal, state, local or foreign government authority, do not contravene any law binding on Lessee or Lessee's certificate or articles of incorporation or by-laws and do not contravene or constitute a default under any indenture, credit agreement or other agreement to which Lessee is a party or by which it is bound;
        (iv) This Agreement constitutes a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms;
        (v) There are no pending or threatened actions or proceedings before any court, administrative agency or other tribunal or body or judgments which may materially adversely affect Lessee's financial condition or operations;
        (vi) No approval, consent or withholding of objection is required from any governmental authority with respect to the entering into or performance by Lessee of this Agreement;
        (VII) The balance sheet of Lessee for its most recent fiscal year and the related earnings statement of Lessee for such fiscal year have been furnished to Lessor and fairly present Lessee's financial condition as of such date and the results of its operations for such year in accordance with generally accepted accounting principles consistently applied, and since such date there has been no material adverse change in such conditions or operations; and
        (VIII) Lessee shall not consolidate with or merge into any other business entity or convey, transfer or lease substantially all of its assets as an entirety to any third party without the prior written consent of Lessor.
     C. "Year 2000 Compliant" shall mean, with regard to any entity, that all software, hardware, firmware, equipment, goods or systems used by or material to the business operations or financial condition of such entity will properly perform date-sensitive functions before, during and after January 1,

                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

2000. Such date-sensitive functions shall include, without limitations, (a) interpretation of years greater than 1999, (b) process date data from, into, and between dates before January 1, 2000, and dates on or after January 1, 2000, (c) recognizing numbers such as "99" as an actual date rather than indefinite or an unknown information, (d) recognizing that the year 2000 is a leap year, and (e) transferring data between systems that used different methods to make the system Year 2000 Compliant. Lessee represents and warrants to Lessor that Lessee has developed a detailed plan to ensure that Lessee, its affiliates, and all customers, suppliers and vendors that are material to the Lessee's business, become Year 2000 Compliant on or before June 30, 1999. The plan (a) effectively prioritizes mission-critical systems, (b) has the involvement of executive management, (c) includes assessment of Year 2000 Compliance of the customer, supplier, and vendors, (d) includes contingency planning to mitigate risk from Year 2000 business interruptions affecting key vendors, suppliers, or customers, and (e) has been allocated with adequate resources within Lessee's abilities.

Section 6. Mortgages, Liens, Etc.
     Lessee will not directly or indirectly create, incur, assume or permit the existence of any mortgage, security interest, pledge, lien, charge, encumbrance or claim on or with respect to the Equipment, title thereto or any interest therein except (a) the respective rights of Lessor and Lessee as herein provided, (b) liens or encumbrances which result from claims against Lessor except to the extent that such liens and encumbrances arise from failure of Lessee to perform any of Lessee's obligations hereunder, and (c) liens for taxes either not yet due or being contested in good faith and by appropriate proceedings. Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such mortgage, security interest, pledge, lien, charge encumbrance or claim not specifically excepted above.

Section 7. Taxes.
     Lessee agrees to pay promptly when due and to indemnify and hold Lessor harmless from all sales, use, personal property, leasing, leasing use, stamp or other taxes, levies, imposts, duties, charges, fees or withholding of any nature (together with any penalties, fines or interest thereon) imposed against Lessor, Lessee or the Equipment by any federal, state, local or foreign government or taxing authority upon or with respect to the Equipment or upon the purchase, ownership, delivery, leasing, possession, use operation, return or other disposition thereof, or upon the rentals, receipts or earnings arising therefrom, or upon or with respect to any Lease (excluding, however, federal, state and local taxes on or measured solely by the net income of Lessor) unless, and to the extent only, that any such tax, levy, impost, duty, charge or withholding is being contested by Lessee in good faith and by appropriate proceedings. In case any report or return is required to be made with respect to any obligation of Lessee under this Section Lessee will notify Lessor of such requirement and make such report or return in such manner as shall be satisfactory to Lessor. Lessor agrees to cooperate fully with lessee in the preparation of any such reports or returns. Lessee agrees to remit all applicable sale or use taxes to Lessor promptly upon receipt of an invoice therefor.

                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

Section 8. Title; Use, Maintenance and Operation, Identification Marking.
     A. Lessor shall retain full legal title to the Equipment notwithstanding delivery to and possession and use thereof by Lessee. Upon delivery of the Equipment Lessee shall cause said Equipment to be duly registered, and at all times thereafter to remain duly registered, in the name of Lessor, or at Lessor's request shall furnish to Lessor such information as may be required to enable Lessor to make application for such registration and shall promptly furnish to Lessor such information as may be required to enable Lessor to file timely any reports required to be filed by it as Lessor under the Lease or as the owner of the Equipment with any governmental authority.
     B. Lessee agrees that the Equipment will be used solely in the conduct of its business. Lessee further agrees to comply in all material respects with all applicable governmental laws, regulations, requirements and rules with respect to the use, maintenance and operation of each Item of Equipment.
Lessee agrees that each Item of Equipment (except Items which prior to the execution of this Lease Lessee shall have advised Lessor in writing are normally used or to be used in more than one location) will be kept at the address shown in the Schedules with respect to such Item unless Lessor shall first otherwise consent in writing. Lessee will immediately give written notice to Lessor of any change in its principal place of business.
     C. Lessee, at its own cost and expense, will repair and maintain the Equipment so as to keep it in a good condition as when delivered to Lessee hereunder, ordinary wear and tear excepted. Lessee may from time to time add further parts or accessories to any Item of Equipment provided that such addition does not impair the value, utility or warranties of such Item of Equipment and is readily removable without causing material damage to such Item.
     D. Lessee agrees at its own cost and expense to place such markings, plates or other identification on the Equipment showing Lessor's title thereto as Lessor may from time to time request, provided such identification markings are placed so as not to interfere with the usefulness of such Equipment.
Except as above provided, Lessee will not allow the name of any person, association or corporation to be placed on the Equipment as a designation that might be interpreted as a claim of ownership.

Section 9. Inspection.
     Upon the request of Lessor, Lessee shall advise Lessor as to the location of each Item of Equipment and shall, at any reasonable time, make the Equipment available to Lessor or Lessor's agent for inspection at the place where it is ordinarily located and shall make Lessee's records pertaining to the Equipment available for Lessor's inspection.

Section 10. Loss or Destruction.
     In the event any Item of Equipment shall be lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever ("Event of Loss"), Lessee shall promptly, but in any event within ten (10) days of the Event of Loss, give written notification to Lessor of said loss and the facts pertaining thereto. In addition, within ten (10) days of the Event of Loss Lessee shall elect either: (a) to replace such Item of Equipment at Lessee's own cost and expense of; or (b) to pay to Lessor the Termination Value of the Item and shall notify Lessor in writing of such election.

                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

     Should Lessee elect to replace such Item, any replacement Item shall be free and clear of all liens, encumbrances and rights of others and shall be of like kind and have substantially equal fair market value as the replaced Item, as if such replaced Item were in the condition and repair required to be maintained by the terms hereof. All such replacement Items shall become the property of Lessor and shall immediately become subject to this Agreement, and shall be deemed part of the Equipment for all purposes hereof, to the same extent as the property originally comprising the Equipment. Such replaced Item of Equipment shall no longer be deemed part of the Equipment lease hereunder, and Lessor will transfer to Lessee, without recourse or warranty all of Lessor's right, title and interest therein. In the event Lessee elects to replace such Item of Equipment, Lessee's obligation to pay Rental as set forth in this lease Agreement shall remain unchanged. Lessee further agrees to execute such documents in connection with such replacement as deemed necessary by Lessor to insure Lessor's full title thereto.
     Should Lessee elect not to replace such Item of Equipment, Lessee shall pay to Lessor, on the next Rental Payment Date for such Item following such Event of Loss, the Termination Value of such lost or destroyed Item. The obligation of Lessee to pay Rental with respect to such Item (including the Rental due on such Rental Payment Date) shall continue undiminished until the payment of such Termination Value. After the payment of such Termination Value, Lessee's obligation to pay Rental for such Item shall cease, but Lessee's obligation to pay Rental for all other Items of Equipment shall remain unchanged. After the payment of such Termination Value, Lessor will transfer to Lessee, without recourse or warranty, all of Lessor's right, title and interest in and to such Item of Equipment suffering the Event of Loss.

Section 11. Insurance.
     At its own expense, Lessee shall maintain comprehensive general liability, products liability and property damage insurance acceptable to Lessor with respect to each Item in an amount not less than the amount specified in the Schedules relating thereto and, in any event, in an amount sufficient to provide full coverage against all loss and liability. Each such insurance policy shall name Lessor as an insured and as loss payee and shall provide that it may be altered or canceled by the insurer only after thirty (30) days prior written notice to Lessor. Lessee agrees to cause certificates or other evidence satisfactory to Lessor showing the existence of such insurance, the terms and conditions of each policy and payment of the premium therefor to be delivered to Lessor upon demand thirty (30) days prior to expiration or cancellation showing renewal or replacement of such policy. In the event Lessee shall fail to obtain and/or maintain insurance in accordance with the provisions of this paragraph, Lessor shall have the right to obtain such insurance as Lessor deems necessary, and Lessee shall reimburse Lessor for the payment by Lessor of all premiums therefor together with interest computed from the date of Lessor's payment at the rate of eighteen percent (18%) per annum. If (a) any insurance proceeds are received with respect to a loss with respect to Equipment which does not constitute an Event of Loss under Section 10, or
(b) if Lessee elects to replace an Item or Items suffering an Event of Loss under the provisions of Section 10 hereof, proceeds will be applied in payment for repairs and replacement required pursuant to Section 8 and 9 hereof, or to reimburse Lessee have made such payments.

                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

Section 12. Indemnification and Expenses.
     Lessee shall indemnify, protect and keep harmless Lessor or any assignee or transferee of Lessor and their respective agents and servants from and against all claims, causes of action, damages, liability (including strict liability in tort), costs, fees or expenses (including attorney's fees) incurred in any manner by or for the account of any of them relating to the Equipment or any part thereof including without limitation the construction, purchase, delivery, installation, ownership, leasing or return of the Equipment or as a result of the use, maintenance, repair, replacement, operation or condition thereof, (whether defects are latent or discoverable by Lessor or by Lessee). This Section shall be effective from the date the first Item of Equipment is ordered and shall remain in effect notwithstanding the expiration or other termination of a Lease with respect to any one or more Items of Equipment. Lessee agrees to give Lessor prompt notice of any claim or liability hereby indemnified against. Lessor agrees to cooperate with Lessee in any defense or other action which Lessee is by this Section obligated to undertake.

Section 13. Assignments and Subsidies.
     Lessor may at any time, without notice, grant a security interest in, transfer or assign any or all Leases, Items, or rights and remedies as Lessor to any party, with such party assuming all, part or none of Lessor's obligations. Lessee shall not assert against such party any defense, counterclaim, or offset Lessee may have against Lessor. Lessee acknowledges that any such grant, transfer or assignment would not materially change Lessee's duties, risks or interests under the Agreement.
     LESSEE SHALL NOT, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, SUBLEASE OR RELINQUISH POSSESSION OF ANY ITEM OR ASSIGN ANY OF ITS RIGHTS OR DELEGATE ANY OF ITS OBLIGATIONS HEREUNDER. Lessee grants Lessor a security interest in any existing or future sublease of an Item and the proceeds thereof, whether or not such sublease is prohibited.

Section 14. Events of Default; Remedies.
     A. The following shall constitute Events of Default hereunder:
        (i) Lessee shall fail to make any Interim or Basic Rental payment or the Residual Value payment when due and such failure shall continue unremedied for ten (10) days:
        (ii) Lessee shall fail to make any payment other than Rental required hereunder or shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under this Agreement, and such failure shall continue unremedied for ten (10) days after notice form Lessor requiring performance;
        (iii) Any representation or warranty made by Lessee herein, in any Schedule or any supplement or addition hereto, or in any document or certificate furnished Lessor in connection herewith shall prove to be incorrect at any time in any material respect; or
        (iv) Lessee shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or a receiver shall be appointed for Lessee or for a substantial part of its property without its consent and shall not be dismissed within a period of sixty (60) days, or bankruptcy, reorganization



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                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

or insolvency proceedings shall be instituted by or against Lessee and, if instituted against Lessee, shall not be dismissed for a period of sixty (60) days.
        (v) Any event of default as described in the documentation executed in connection with any other credit or lease facility extended by Lessor, or any affiliated company of Lessor, to Lessee.
     B. Upon the occurrence of an Event of Default Lessor may at its option exercise one or more of the following remedies:
        (i) Declare all unpaid Rentals under any Lease or all Leases to be immediately due and payable;
        (ii) Proceed by appropriate court action to enforce performance by Lessee of the applicable covenants, of the Agreement and/or to recover damages for the breach thereof; or
        (iii) By notice in writing terminate any Lease or all Leases whereupon all rights of Lessee to the use of the Equipment shall absolutely cease and terminate, but
     Lessee shall remain liable as hereinafter provided. Thereafter, Lessee, if requested by Lessor, shall, at its own cost promptly deliver possession of the Equipment to Lessor in such manner and to such place as Lessor shall direct or Lessor may at any hour and without liability, except for malicious acts by its agents, and without notice to Lessee enter upon the premises of Lessee or other premises where any of the Equipment may be located and take possession of or render unusable all or any of such Equipment and attachments thereon whether or not the property of Lessor and thenceforth hold, sell or re-lease such Equipment at its option. Lessor shall thereupon have a right to recover from Lessee an amount equal to any unpaid Rental due and payable up to and including the Rental Payment Date following the date on which Lessor has given the termination notice referred to above, any and all other amounts due and payable hereunder and in addition thereto (a) as damages for loss of the bargain and not as penalty an amount equal to the Termination Value as of such Rental Payment Date, and (b) all expenses, including by not limited to reasonable attorney's fees, which Lessor shall have sustained by reason of the breach of any covenant of this Agreement, expenses for obtaining and storing the Equipment and expenses in connection with locating another lessee or buyer.
     C. The remedies in this Agreement in favor of Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity. Lessee hereby waives any mandatory requirements of law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by law. No express or implied waiver by Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. The failure or delay of Lessor in exercising any rights granted it hereunder upon any occurrence of any of the contingencies is set forth in Section 14 (A) shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.





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                     First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

Section 15. Lessor's Rights to Perform for Lessee.
     If Lessee fails to perform or comply with any of its agreements contained herein, Lessor may, but shall not be required to, make any payment or perform or comply with any covenant or agreement contained herein, and all reasonable expenses of Lessor incurred in connection therewith shall be payable by Lessee upon demand together with interest at the rate of eighteen percent (18%) per annum from the date of payment to the date of reimbursement.

Section 16. Further Assurance; Financial Information.
     Lessee will promptly and duly execute and deliver to Lessor such further documents or instruments of further assurance and take such further action as Lessor may from time to time, reasonably request in order to carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, if requested by Lessor, at the expense of
Lessee:
     A. The execution and delivery of financing statements with respect hereto, in accordance with the laws of such jurisdictions as Lessor may from time to time deem advisable.
     B. An audit report containing a balance sheet, income statement and statement of sources and uses of funds prepared by independent certified public accountants, or other accountant acceptable to Lessor within one hundred twenty
(120) days after the close of each fiscal year of Lessee; and
     C. A report containing balance sheets as of the end of each quarterly period of Lessee's fiscal year, income statement and statement of sources and uses of funds certified as accurate by an officer of Lessee within forty-five
(45) days after the close of each such quarterly period.

Section 17. Notices.
     All notices required by the terms hereof shall be in writing, and shall become effective when deposited in the United States mail, with proper postage for certified mail prepaid, addressed to the address shown herein or to such other address as such party shall from time to time designate for itself in writing to the other party. Notice to Lessor is sufficient if mailed to: First Security Leasing Company, P.O. Box 30006, Salt Lake City, Utah, 84130. Notice to Lessee is sufficient if mailed to the address set forth on the signature page of this Agreement.

Section 18.  Multiple Lessees.
     If there is more than one Lessee named in this Agreement, the liability of each shall be joint and several, and each Lessee has the authority to enter into agreements with Lessor modifying or extending the terms of the Agreement on behalf of each other Lessee. If used herein or in any related document, the term "Co-Lessee" or Co-Lessees" shall be synonymous with "Lessee" as defined herein.

Section 19. Year 2000.
     The Lessee shall take all actions that may be necessary or desirable, or that Lessor may reasonably request, in order to ensure that the Lessee, its affiliates and all customers, suppliers and vendors that are material to the Lessee's business, become Year 2000 Compliant on or before June 30, 1999. Such actions shall include, without limitation, (a) performing a

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                    First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

comprehensive inventory, review and assessment of all of the Lessee's systems and adopting a detailed plan with, itemized budget and timetable, for the remediation, monitoring and testing such systems, and (b) making a detailed inquiry of all material customers, suppliers and vendors to ascertain whether such entities are aware of the need to be Year 2000 Compliant and are taking all appropriate steps to become Year 2000 Compliant on a timely basis. Lessee shall, promptly, upon request, provide to Lessor such certifications or other evidence of Lessee's compliance within the terms of the section as Lessor may, from time to time, reasonably require.

Section 20. Execution of Financing Statements and Title Documents.
     Lessee agrees to execute and deliver to Lessor such financing statements and/or title documents as reasonably requested by Lessor to protect and identify Lessor's interest in the Equipment. Lessee hereby grants a security interest to Lessor in the Equipment. Lessee appoints Lessor, or Lessor's agents or assigns, its true and lawful attorney-in-fact to prepare, to execute and to sign any instrument or financing statement concerning the Equipment, to sign the name of Lessee with the same force and effect as if signed by Lessee, and to file the same at the locations reasonably determined by Lessor.

Section 21. Effect of Invalid Provision.
     Any provision of the Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 22. Miscellaneous.
     This Agreement and other written documents executed by the parties hereto contain the entire agreement between the parties and there are no verbal representations, warranties, or agreements of any kind whatsoever.
     No term or provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No third-party manufacturer, supplier, salesperson, or broker, or any agent thereof, is Lessor's agent or is authorized to waive or modify any provision of the Agreement.
     This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Nevada. Any judicial proceeding brought against Lessee with respect to this Agreement may be brought in any court of competent jurisdiction in the State of Nevada. By its execution of the Agreement and the Schedules, Lessee unconditionally accepts the jurisdiction of the courts of the State of Nevada and agrees to be bound by any judgement rendered thereby with respect to this Agreement. If Lessee is not a resident of the State of Utah, service process upon Lessee by mail shall constitute sufficient notice of any such proceeding.
     The word "including" as used in the Agreement shall mean "including, but not limited to". Nothing herein shall affect the right to serve process in

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                    First Security Leasing Company of Nevada
                        MASTER EQUIPMENT LEASE AGREEMENT

any other manner permitted by law or limit the right of Lessor to bring proceedings against Lessee in the courts of any jurisdiction.
     This Agreement shall inure to the benefit of and be binding upon the heirs, successors, assigns and personal representatives of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on behalf of them as of this November 3, 1999 and signatories warrant their authority to bind their principals.

CO-LESSEES: MONARCH CASINO &. and          GOLDEN ROAD MOTOR INN, INC. dba
GOLDEN ROAD MOTOR INN, INC. dba            ATLANTIS CASINO RESORT
ATLANTIS CASINO & RESORT                   a(n) Nevada Corporation

                                           BY:    /S/ John Farahi
                                                  ================
                                                  John Farahi, CEO
                                           TITLE: CEO
                                                  ================
                                           Address: 3800 S. VIRGINIA STREET
                                                    RENO, NV 89502
                                           Federal ID or Social Security
                                           Number: 88-0117859

LESSEE: MONARCH CASINO & RESORT, INC.      LESSOR: First Security Leasing
a(n) Nevada Corporation                    Company of Nevada

BY:     /S/ John Farahi                     BY: /S/ Jerry J. Velarde
        ===============                         ===================
        John Farahi, CEO                        Jerry J. Velarde, AVP
TITLE: CEO                                  TITLE: AVP Authorized
       ================                            Representative
                                                   ================
Address: 3800 S. VIGINIA STREET             ADDRESS: c/o First Security
         Reno, NV 89502                              Leasing Company
                                                     381 East Broadway,
                                                     2nd Floor
                                                     Salt Lake City, UT 84111

Federal ID or Social Security Number: 88-0300760














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